Exhibit 2.1

                          AGREEMENT AND PLAN OF MERGER

                                    BETWEEN

                     ADVANCED ALLERGY RESEARCH CENTER, INC.
                              (a Utah corporation)

                                      AND

                       ALLERGY IMMUNO TECHNOLOGIES, INC.
                            (a Delaware corporation)


      Agreement and Plan of Merger dated as of November 28, 1986, between ALLERGY IMMUNO TECHNOLOGIES, INC., a Delaware corporation (hereinafter sometimes called the "Surviving Corporation") and ADVANCED ALLERGY RESEARCH CENTER, INC. , a Utah corporation (hereinafter sometimes' called the "Absorbed Corporation").

                           STIPULATIONS AND RECITALS
                           -------------------------

      A. WHEREAS, ALLERGY IMMUNO TECHNOLOGIES, INC. (the "Surviving Corporation") is a corporation duly organized and existing under the laws of the State of Delaware, with its registered office located at 229 South State Street, Dover, Delaware.

      The Surviving Corporation has a capitalization of 20,000,000 authorized shares of common stock, par value $.001 per share, of which 100 shares of common stock are issued and outstanding and are owned by the Absorbed Corporation, and 100,000 authorized shares of preferred stock, par value $1.00 per share, none of which are issued or outstanding.

      B. WHEREAS, ADVANCED ALLERGY RESEARCH CENTER, INC. (the "Absorbed Corporation") is a corporation duly organized and existing under the laws of the State of Utah, with its principal office located at 1533 Monrovia Avenue, Newport Beach, California.

      The Absorbed Corporation has a capitalization of 50,000,000 authorized shares of common stock, par value $.004 per share, of which 15,620,128 shares are issued and outstanding (before giving effect to a one-for-four reverse stock split effected on December 6, 1983).

      C. WHEREAS, the Surviving Corporation and the Absorbed Corporation have entered into this Agreement and Plan of Merger acknowledged by each of the constituent corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware (the "Agreement and Plan") providing for the merger of the Absorbed Corporation into the Surviving Corporation (the "Merger") which has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware.

      D. WHEREAS, the boards of directors of the constituent corporations deem it desirable and in the best interests of the corporations and their shareholders that ADVANCED ALLERGY RESEARCH CENTER, INC. be merged into ALLERGY IMMUNO TECHNOLOGIES, INC. in accordance with the provisions of Section 252 of the General Corporation Law of the State of Delaware and Section 16-10-68 of the Utah Business Corporations Act of the State of Utah, in order that the transaction qualify as a "reorganization" within the meaning of Sections 368(a)
(1)(A) and 368(a)(1)(F) of the Internal Revenue Code of 1954, as amended.

      E. WHEREAS, the Utah Business Corporations Act of the State of Utah permits a merger of a business corporation of the State of Utah with and into a business corporation of another jurisdiction.

      F. WHEREAS, the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware.

      G. WHEREAS, the Agreement and Plan of Merger have been approved and adopted by a majority of the issued and outstanding Common Stock of the Surviving Corporation and by a majority of the issued and outstanding Common Stock of the Absorbed Corporation.

      NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by the Surviving Corporation and approved by resolutions adopted by its Board of Directors and stockholders and being thereunto duly entered into by the Absorbed Corporation and approved by a resolution adopted by its Board of Directors and shareholders, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as follows:

                              SECTION ONE - MERGER
                              --------------------

      ADVANCED ALLERGY RESEARCH CENTER, INC., a Utah corporation
(hereinafter sometimes called the "Absorbed Corporation") and ALLERGY IMMUNO TECHNOLOGIES, INC., a Delaware corporation(hereinafter sometimes called the "Surviving Corporation") shall, pursuant to the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation (hereinafter sometimes called the "resulting corporation") in which the Surviving Corporation shall be the resulting corporation from and after the effective time of the Merger, and which shall continue to exist as said resulting corporation pursuant to the provisions of the General Corporation Law of the State of Delaware.

                       SECTION TWO - TERMS AND CONDITIONS
                       ----------------------------------

      On the effective date of the Merger, the separate existence of the Absorbed Corporation shall cease, and the resulting corporation shall succeed to all the rights, privileges, immunities and franchises, and all the property, real, personal and mixed, of the Absorbed Corporation, without the necessity for any separate transfer. The resulting corporation shall thereafter be responsible and liable for all liabilities and obligations of the Absorbed Corporation, and neither the rights of creditors nor any liens on the property of the Absorbed Corporation shall be impaired by the Merger.

                      SECTION THREE - CONVERSION OF SHARES
                      ------------------------------------

      The manner and basis of converting the shares of the Absorbed Corporation into shares of the resulting corporation upon the effective date of the Merger shall be as follows:

      (a) Each share of the 15,620,128 shares of common stock of the Absorbed Corporation issued and outstanding on the effective date of the Merger (other than shares held by persons who make timely demands as dissenting shareholders in accordance with Section 16-10-75 of the Utah Business Corporations Act and whose right to payment does not cease as provided in said Section) shall be converted into one-quarter (1/4) of one share of the common stock of the resulting corporation, which shall thereafter be issued and outstanding shares of common stock of the resulting corporation. (If any share certificates of the Absorbed Corporation remain outstanding which were issued prior to its one-for-four reverse stock split effected as of December 16, 1983, each of such certificates when surrendered shall be converted in one-sixteenth (1/16) of one share of the common stock of the resulting corporation.) No fractional shares of common stock of the Surviving Corporation shall be issued in connection with such conversion and exchange, but in lieu thereof, each such fractional interest shall be rounded up to a full share.

      (b) Each share of the 100 shares of common stock of the Surviving Corporation issued and outstanding on the effective date of the Merger shall be cancelled and shall cease to exist.

      (c) After the effective date of the Merger, the conversion and exchange of shares provided by this Section Three shall be effected as follows:

          (i) After the effective date of the merger, each holder of certificates for shares of common stock in ADVANCED ALLERGY RESEARCH CENTER, INC. shall surrender them to the Surviving Corporation or to its duly appointed agent, in such manner as the Surviving Corporation shall legally require. On receipt of such share certificates, the Surviving Corporation shall issue and exchange therefor certificates for shares of common stock in the Surviving Corporation, representing the number of shares of such stock to which such holder is entitled as provided above.

          (ii) Holders of certificates of common stock of the Absorbed Corporation shall not be entitled to dividends payable on shares of stock in the Surviving Corporation until certificates have been issued to such shareholders. Thereafter, each such shareholder shall be entitled to receive any dividends on shares of stock of the Surviving Corporation issuable to them hereunder that may have been declared and paid between the effective date of the Merger and the issuance to such shareholder of the certificate for his shares in the Surviving Corporation.

          (iii) The Absorbed Corporation, as the holder of certificates for shares of common stock in the Surviving Corporation described in paragraph (b) of this Section Three shall surrender such certificates for cancellation.

      (d) Each option outstanding under the Absorbed Corporation's Incentive Stock Option Plan and each common stock purchase warrant of the Absorbed Corporation outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action of the part of the holer thereof, be converted into and become an option or purchase warrant to purchase one-quarter (1/4) of the number of shares of the resulting corporation common stock at four (4) times the price per share and otherwise upon the same terms and conditions.

                  SECTION FOUR - CERTIFICATE OF INCORPORATION
                  -------------------------------------------

      The certificate of incorporation of the resulting corporation shall continue to be the certificate of incorporation of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended.

                             SECTION FIVE - BYLAWS
                             ---------------------

The bylaws of the resulting corporation shall continue to be the bylaws of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended.

                            SECTION SIX - DIRECTORS
                            -----------------------

      The directors of the resulting corporation as of the effective date of the Merger shall be the directors of the Absorbed Corporation.

      All of such directors shall hold their directorships until the election and qualification of their respective successors, or until their prior resignation, removal or death.

                            SECTION SEVEN - OFFICERS
                            ------------------------

      The officers of the resulting corporation as of the effective date of the Merger shall be the officers of the Absorbed Corporation. All of such officers shall hold their offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of the resulting corporation or until their prior resignation or death.

                    SECTION EIGHT - PROHIBITED TRANSACTIONS
                    ---------------------------------------

      Neither of the constituent corporations shall, prior to the effective date of the Merger, engage in any activity or transaction other than in the ordinary course of business, except that the Absorbed Corporation and Surviving Corporation may take all action necessary or appropriate under the laws of the State of Utah and the State of Delaware to consummate this Merger.

                      SECTION NINE - CONDITIONS, DEFERRAL,
                      ------------------------------------
                           TERMINATION AND AMENDMENT
                           -------------------------

      (a) The obligation of the Absorbed Corporation and Surviving Corporation to effect the transactions contemplated herein is subject to satisfaction of the following conditions:

          (i) Absorbed Corporation, as sole stockholder of the Surviving Corporation, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware;

          (ii) Shareholders of the Absorbed Corporation shall have approved the Merger at a meeting thereof duly held in accordance with the Utah Business Corporations Act;

          (iii) The number of shares of Absorbed Corporation common stock as to which holders thereof have dissented pursuant to Utah law shall not be excessive in the judgment of the Board of Directors of Absorbed Corporation; and

          (iv) An Agreement and Plan of Merger shall have been filed with the Secretary of State of the States of Utah and Delaware.

      (b) The parties hereto may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing.

                                  SECTION TEN
                                  -----------

      An executed copy of this Agreement and Plan Merger is on file at the principal place of business of the resulting corporation located in the State of California, 1533 Monrovia Avenue, Newport Beach, California 92660.

                      SECTION ELEVEN - FURTHER ASSURANCES
                      -----------------------------------

      In the event that this Agreement and Plan shall have been fully approved and adopted upon behalf of the Absorbed Corporation in accordance with the provisions of the Utah Business Corporations Act of the State of Utah and upon behalf of the Surviving Corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Utah and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Utah and the State of Delaware and elsewhere to effectuate the merger herein provided for.

      The Board of Directors and the proper officers of the Absorbed Corporation and of the Surviving Corporation are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger herein provided for.

                        SECTION TWELVE - EFFECTIVE DATE
                        -------------------------------

      The effective date of the Merger shall be the date upon which this Agreement and Plan of Merger has been duly executed on behalf of the constituent corporations and filed with the Secretary of State of Delaware.

      IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed this 28th day of November, 1986 on behalf of each of the constituent corporations as parties hereto.

                                       ADVANCED ALLERGY RESEARCH
                                       CENTER, INC.,
                                       a Utah corporation,
                                       (the "Absorbed Corporation")


                                       By:    /S/ GEOFFRY P. CHEUNG
                                             ----------------------
                                             GEOFFRY P. CHEUNG,
                                                 President





Attest:

/S/ JANET MOORE
---------------------------
JANET MOORE, Secretary


                                       ALLERGY IMMUNO TECHNOLOGIES,
                                       INC., a Delaware corporation
                                       (the "Surviving Corporation")


                                       By:  /S/ GEOFFRY P. CHEUNG
                                            ---------------------
                                             GEOFFRY P. CHEUNG,
                                                 President


Attest:



/S/ JANET MOORE
---------------------------
JANET MOORE, Secretary

                            CERTIFICATE OF SECRETARY
                                       OF
                       ADVANCED IMMUNO TECHNOLOGIES, INC.
                            (A Delaware corporation)


      The undersigned, being the duly elected and, acting Secretary of ADVANCED IMMUNO TECHNOLOGIES, INC., a Delaware corporation, does hereby certify that the foregoing, Agreement and Plan of Merger was submitted to the stockholders of said corporation entitled to vote at a special meeting. Due-notice of the time, place, and purpose of said meeting was mailed to each stockholder of said corporation at least 20 days prior to the date of the meeting. At said meeting, the Agreement and Plan of Merger was considered by the stockholders entitled to vote thereon, and, a vote having been taken for the adoption or rejection by them of the Agreement and Plan of Merger, more than fifty percent (50%) of the outstanding common stock of ADVANCED IMMUNO TECHNOLOGIES, INC. entitled to vote of the corporation was voted for the adoption of the Agreement and Plan of Merger.



Dated: December 15, 1986
       -----------
                                    /S/ JANET MOORE
                                    ----------------------------------------
                                    Secretary of ADVANCED IMMUNO
                                    TECHNOLOGIES INC.

                                  Exhibit 2.1

                          AGREEMENT AND PLAN OF MERGER
                                    BETWEEN
                     ADVANCED ALLERGY RESEARCH CENTER, INC.
                              (A UTAH CORPORATION)
                                      AND
                       ALLERGY IMMUNO TECHNOLOGIES, INC.
                            (A DELAWARE CORPORATION)


Agreement and Plan of Merger dated as of November 28, 1986, between ALLERGY IMMUNO TECHNOLOGIES, INC. a Delaware corporation (hereinafter sometimes, called the Surviving Corporation") and ADVANCED ALLERGY RESEARCH CENTER, INC., a Utah corporation (hereinafter sometimes called the Corporation").

                           STIPULATIONS AND RECITALS

      A. WHEREAS, ALLERGY IMMUNO TECHNOGIES, INC. (the "Surviving Corporation") is a corporation duly organized and existing under the laws of the State of Delaware, with its registered office located at 229 South State Street, Dover, Delaware.

      The Surviving Corporation has a capitalization of 20,000,000 authorized shares of common stock, par value $.001 .per share, of which 100 shares Of common stock are issued and outstanding and are owned by the Absorbed Corporation., and 100,000 authorized shares of preferred stock, par value $1.00 per share, none of which are issued or outstanding.

      B. WHEREAS, ADVANCED ALLERGY RESEARCH CENTER, INC. (the "Absorbed Corporation") is a corporation duly organized and existing under the laws of the State of Utah, with its principal office located at 1533 Monrovia Avenue, Newport Beach, California.

      The Absorbed Corporation has a capitalization of 50,000,000 authorized shares of common stock, par value $.004 per share, of which 15,620,128 shares are issued and outstanding (before giving effect to a one-for-four reverse stock split effected on December 6, 1983).

      C. WHEREAS, the Surviving Corporation and the Absorbed Corporation have entered into this Agreement and plan of Merger acknowledged by each of the constituent corporations in the accordance with Section 252 of the General Corporation Law of the State of Delaware (the "Agreement and Plan") providing for the merger of the Absorbed Corporation into the Surviving Corporation (the "Merger") which has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 2S2 of the General Corporation Law of the State of Delaware.

     D. WHEREAS, the boards of directors of the constituent corporations deem it desirable and in the best interests of the corporations and their shareholders that ADVANCED ALLERGY RESEARCH CENTER, INC. be merged into ALLERGY IMMUNO TECHNOLOGIES, INC. in accordance with the provisions of Section 252 of the General Corporation Law of the State of Delaware and Section 16-10-68 of the Utah Business Corporations Act of the State of Utah, in order that the transaction qualify as a "reorganization" within the meaning of Sections 368(a)
(1)(A) and 368(a)(1)(F) of the Internal Revenue Code of 1954, as amended.

     E. WHEREAS, the Utah Business Corporations Act of the State of Utah permits a merger of a business corporation of the State of Utah with and into a business corporation of another jurisdiction.

     F. WHEREAS, the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware.

     G. WHEREAS, the Agreement and Plan of Merger have been approved and adopted by a majority of the issued and outstanding Common Stock of the Surviving Corporation and by a majority of the issued and outstanding Common Stock of the Absorbed Corporation.

    NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by the Surviving Corporation and approved by resolutions adopted by its Board of Directors and stockholders and being thereunto duly entered into by the Absorbed Corporation and approved by a resolution adopted by its Board of Directors and shareholders, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as follows:

                              SECTION ONE - MERGER
                              --------------------

     ADVANCED ALLERGY RESEARCH CENTER, INC., a Utah corporation (hereinafter sometimes called the "Absorbed Corporation") and ALLERGY IMMUNO TECHNOLOGIES, INC., a Delaware corporation (hereinafter sometimes called the "Surviving Corporation") shall, pursuant to the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation (hereinafter sometimes called the "resulting corporation") in which the Surviving Corporation shall be the resulting corporation from and after the effective time of the Merger, and which shall continue to exist as said resulting corporation pursuant to the provisions of the . General Corporation Law of the State of Delaware.

                       SECTION TWO - TERMS AND CONDITIONS
                       ----------------------------------

      On the effective date of the Merger, the separate existence of the Absorbed Corporation shall cease, and the resulting corporation shall succeed to all the rights, privileges, immunities and franchises, and all the property, real, personal and mixed, of the Absorbed Corporation, without the necessity for any separate transfer. The resulting corporation shall thereafter be responsible and liable for all liabilities and obligations of the Absorbed Corporation, and neither the rights of creditors nor any liens on the property of the Absorbed Corporation shall be impaired by the Merger.

                      SECTION THREE - CONVERSION OF SHARES
                      ------------------------------------

      The manner and basis of converting the shares of the Absorbed Corporation into shares of the resulting corporation upon the effective date of the Merger shall be as follows:

      (a) Each share of the 15,620,128 shares of common stock of the Absorbed Corporation issued and outstanding on the effective date of the Merger (other than shares held by persons who make timely demands as dissenting shareholders in accordance with Section 16-10-75 of the Utah Business Corporations Act and whose right to payment does not cease as provided in said Section) shall be converted into one-quarter (114) of one share of the common stock of the resulting corporation, which shall thereafter be issued and outstanding shares of common stock of the resulting corporation. (If any share certificates of the Absorbed Corporation remain outstanding which were issued prior to its one-for-four reverse stock split effected as of December 16, 1983, each of such certificates when surrendered shall be converted in one-sixteenth (1/16) of one share of the common stock of the resulting corporation.) No fractional shares of common stock of the Surviving Corporation shall be issued in connection with such conversion and exchange, but in lieu thereof, each such fractional interest shall be rounded up to a full share.

      (b) Each share of the 100 shares of common stock of the Surviving Corporation issued and outstanding on the effective date of the Merger shall be cancelled and shall cease to exist.

      (c) After the effective date of the Merger, the conversion and exchange of shares provided by this Section Three shall be effected as follows:

          (i) After the effective date of the merger, each holder of certificates for shares of common stock in ADVANCED ALLERGY RESEARCH CENTER, INC. shall surrender them to the Surviving Corporation or to its duly appointed agent, in such manner as the Surviving Corporation shall legally require. On receipt of such share certificates, the Surviving Corporation shall issue and exchange therefor certificates for shares of common stock in the Surviving Corporation, representing the number of shares of such stock to which such holder is entitled as provided above.

          (ii) Holders of certificates of common stock of the Absorbed Corporation shall not be entitled to dividends payable on shares of stock in the Surviving Corporation until certificates have been issued to such shareholders. Thereafter, each such shareholder shall be entitled to receive any dividends on shares of stock of the Surviving Corporation issuable to them hereunder that may have been declared and paid between the effective date of the Merger and the issuance to such shareholder of the certificate for his shares in the Surviving Corporation.

          (iii) The Absorbed Corporation, as the holder of certificates for shares of common stock in the Surviving Corporation described in paragraph (b) of this Section Three shall surrender such certificates for cancellation.

      (d) Each option outstanding under the Absorbed Corporation's Incentive Stock Option Plan and each common stock purchase warrant of the Absorbed Corporation outstanding immediately prior to the Merger shall, by virtue of the Merger and without any action of the part of the holer thereof, be converted into and become an option or purchase warrant to purchase one-quarter (1/4) of the number of shares of the resulting corporation common stock at four (4) times the price per share and otherwise upon the same terms and conditions.

                  SECTION FOUR - CERTIFICATE OF INCORPORATION
                  -------------------------------------------

      The certificate of incorporation of the resulting corporation shall continue to be the certificate of incorporation of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended.

                             SECTION FIVE - BYLAWS
                             ---------------------

      The bylaws of the resulting corporation shall continue to be the bylaws of the Surviving Corporation following the effective date of the Merger until the same shall be thereafter altered or amended.

                            SECTION SIX - DIRECTORS
                            -----------------------

      The directors of the resulting corporation as of the effective date of the Merger shall be the directors of the Absorbed Corporation.

      All of such directors shall hold their directorships until the election and qualification of their respective successors, or until their prior resignation, removal or death.

                            SECTION SEVEN - OFFICERS
                            ------------------------

      The officers of the resulting corporation as of the effective date of the Merger shall be the officers of the Absorbed Corporation. All of such officers shall hold their offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the By-Laws of the resulting corporation, or until their prior resignation or death.

                    SECTION EIGHT - PROHIBITED TRANSACTIONS
                    ---------------------------------------

      Neither of the constituent corporations shall, prior to the effective date of the Merger, engage in any activity or transaction other than in the ordinary course of business. except that the Absorbed Corporation and Surviving Corporation may take all action necessary or appropriate under the laws of the State of Utah and the State of Delaware to consummate this Merger.

                      SECTION NINE - CONDITIONS, DEFERRAL,
                      ------------------------------------
                           TERMINATION AND AMENDMENT
                           -------------------------

      (a) The obligation of the Absorbed Corporation and Surviving Corporation to effect the transactions contemplated herein is subject to satisfaction of the following conditions:

          (i) Absorbed Corporation, as sole stockholder of the Surviving Corporation, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware;

          (ii) Shareholders of the Absorbed Corporation shall have approved the Merger at a meeting thereof duly held in accordance with the Utah Business Corporations Act;

          (iii) The number of shares of Absorbed Corporation common stock as to which holders thereof have dissented pursuant to Utah law shall not be excessive in the judgment of the Board of Directors of Absorbed Corporation; and

          (iv) An Agreement and Plan of Merger shall have been filed with the Secretary of State of the States of Utah and Delaware.

      (b) The parties hereto may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing.

                                  SECTION TEN
                                  -----------

       An executed copy of this Agreement and Plan Merger is on file at the principal place of business of the resulting corporation located in the State of California, 1533 Monrovia Avenue, Newport Beach, California 92660.

                      SECTION ELEVEN - FURTHER ASSURANCES
                      -----------------------------------

      In the event that this Agreement and Plan shall have been fully approved and adopted upon behalf of the Absorbed Corporation in accordance with the provisions of the Utah Business Corporations Act of the State of Utah and upon behalf of the Surviving Corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Utah and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Utah and the State of Delaware and elsewhere to effectuate the merger herein provided for.

      The Board of Directors and the proper officers of the Absorbed Corporation and of the Surviving Corporation are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger herein provided for.

     (1) ALLERGY IMMUNO TECHNOLOGIES, INC. hereby agrees that it may be served with process in this state in any proceeding for the enforcement of any obligation of any domestic corporation which is a party to such a merger or consolidation and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such domestic corporation against the surviving or new corporation.

     (2) ALLERGY IMMUNO TECHNOLOGIES, INC. irrevocably appoints the Director of Corporations of this state as its agent to accept service of process in any such proceeding and to send said service in care of ALLERGY IMMUNO TECHNOLOGIES, INC., 1533 Monrovia Avenue, Newport Beach, California 92660.

     (3) ALLERGY IMMUNO TECHNOLOGIES, INC. agrees that it will promptly pay to the dissenting shareholders of any such domestic corporation the amount, if any, to which they shall be entitled under the provisions of the Utah Business Corporation Act with respect to the rights of dissenting shareholders.

                        SECTION TWELVE - EFFECTIVE DATE
                        -------------------------------

      The effective date of the Merger shall be the date upon which this Agreement and Plan of Merger has been duly executed on behalf of the constituent corporations and filed with the Secretary of State of Delaware.

      IN WITNESS WHEREOF, this Agreement and Plan of Merger has been executed this 28th day of November, 1986 on behalf of each of the constituent corporations as parties hereto.

                                        ADVANCED ALLERGY RESEARCH
                                          CENTER, INC.,
                                          a Utah corporation,
                                          (the "Absorbed Corporation")



                                       By:  /S/ GEOFFREY P. CHEUNG
                                            ---------------------------
                                                GEOFFREY P. CHEUNG,
                                                    President
Attest:

/S/ JANET MOORE
---------------------------
JANET MOORE, Secretary
                                        ADVANCED ALLERGY RESEARCH
                                          CENTER, INC.,
                                          a Utah corporation,
                                          (the "Absorbed Corporation")


                                       By:  /S/ GEOFFREY P. CHEUNG
                                            ---------------------------
                                               GEOFFREY P. CHEUNG,
                                                    President
Attest:

/S/ JANET MOORE
---------------------------
JANET MOORE, Secretary

                            CERTIFICATE OF SECRETARY

                                       OF

                     ADVANCED ALLERGY RESEARCH CENTER, INC.
                              (A Utah corporation)


      The undersigned, being the duly elected and acting Secretary of ADVANCED ALLERGY RESEARCH CENTER, INC., a Utah corporation, does hereby certify that the foregoing Agreement and Plan of Merger was submitted to the stockholders of said corporation entitled to vote at a special meeting. Due notice of the time, place, and purpose of said meeting was mailed to each stockholder of said corporation at least 20 days prior to the date of the meeting. At said meeting, the Agreement and Plan of Merger was considered by the stockholders entitled to vote thereon, and, a vote having been taken for the adoption or rejection by them of the Agreement and Plan of Merger, more than fifty percent (50%) of the outstanding common stock of ADVANCED ALLERGY RESEARCH CENTER, INC. entitled to vote of the corporation was voted for the adoption of the Agreement and Plan of Merger. Such vote was 11,811,417 shares of common stock in FAVOR and -no- shares
                      ----------
of common stock OPPOSED to the adoption of the Agreement and Plan of Merger.


Dated: December 15, 1986               /S/ JANET MOORE
       -----------                     -------------------------------------
                                       Secretary of ADVANCED ALLERGY
                                       RESEARCH CENTER, INC.

                            CERTIFICATE OF SECRETARY

                                       OF

                       ADVANCED IMMUNO TECHNOLOGIES, INC.
                            (A Delaware corporation)


      The undersigned, being the duly elected and acting Secretary of ADVANCED IMMUNO TECHNOLOGIES, INC., a Delaware corporation, does hereby certify that the foregoing Agreement and Plan of Merger was submitted to the stockholders of said corporation entitled to vote at a special meeting. Due-notice of the time, place, and purpose of said meeting was mailed to each stockholder of said corporation at least 20 days prior to the date of the meeting. At said meeting, the Agreement and Plan of Merger was considered by the stockholders entitled to vote thereon, and, a vote having been taken for the adoption or rejection by them of the Agreement and Plan of Merger, more than fifty percent (50%) of the outstanding common stock of ADVANCED IMMUNO TECHNOLOGIES, INC. entitled to vote of the corporation was voted for the adoption of the Agreement and Plan of Merger.


Dated: December 15, 1986               /S/ JANET MOORE
       -----------                     ----------------------------------
                                       Secretary of ADVANCED ALLERGY
                                       RESEARCH CENTER, INC.